                LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT H

LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2010

                                                                                                          MORTALITY &
                                                                                                           EXPENSE
                                                             CONTRACT                      CONTRACT        GUARANTEE
                                                            PURCHASES                     REDEMPTIONS       CHARGES
                                                             DUE FROM                       DUE TO        PAYABLE TO
                                                          LINCOLN LIFE &                LINCOLN LIFE &  LINCOLN LIFE &
                                                             ANNUITY                        ANNUITY         ANNUITY
                                                             COMPANY                        COMPANY         COMPANY
SUBACCOUNT                                   INVESTMENTS   OF NEW YORK    TOTAL ASSETS    OF NEW YORK     OF NEW YORK    NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
American Funds Asset Allocation Class 2     $ 94,207,722      $19,668     $ 94,227,390      $    --         $3,872      $ 94,223,518
American Funds Blue Chip Income &
   Growth Class 2                             92,822,779       25,934       92,848,713           --          4,007        92,844,706
American Funds Bond Class 2                   97,037,051           --       97,037,051       90,937          4,115        96,941,999
American Funds Cash Management Class 2        28,692,712           --       28,692,712       52,987          1,378        28,638,347
American Funds Global Bond Class 2            33,428,883       22,353       33,451,236           --          1,464        33,449,772
American Funds Global Discovery Class 2       13,064,283        5,843       13,070,126           --            575        13,069,551
American Funds Global Growth Class 2          63,633,464        4,300       63,637,764           --          2,755        63,635,009
American Funds Global Growth and Income
   Class 2                                    51,949,293       19,504       51,968,797           --          2,194        51,966,603
American Funds Global Small Capitalization
   Class 2                                    45,596,680          757       45,597,437           --          1,968        45,595,469
American Funds Growth Class 2                190,885,316           --      190,885,316       15,315          8,405       190,861,596
American Funds Growth-Income Class 2         166,086,299       11,467      166,097,766           --          7,109       166,090,657
American Funds High-Income Bond Class 2       36,383,751           --       36,383,751        5,717          1,519        36,376,515
American Funds International Class 2          82,690,179       13,854       82,704,033           --          3,653        82,700,380
American Funds International Growth and
   Income Class 2                              6,395,977       23,950        6,419,927           --            295         6,419,632
American Funds New World Class 2              43,750,823        2,067       43,752,890           --          1,877        43,751,013
American Funds U.S. Government/AAA-Rated
   Securities Class 2                         66,993,214           --       66,993,214        2,899          2,973        66,987,342
LVIP American Balanced Allocation Service
   Class                                       1,331,211           --        1,331,211           --             50         1,331,161
LVIP American Growth Allocation Service
   Class                                       1,196,077           --        1,196,077           --             50         1,196,027
LVIP American Income Allocation Service
   Class                                         825,126           --          825,126           --             33           825,093

See accompanying notes.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT H

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2010


                                                      DIVIDENDS
                                                        FROM       MORTALITY AND         NET
                                                     INVESTMENT       EXPENSE         INVESTMENT
SUBACCOUNT                                             INCOME    GUARANTEE CHARGES  INCOME (LOSS)
-------------------------------------------------------------------------------------------------
American Funds Asset Allocation Class 2              $1,755,990     $(1,329,504)     $   426,486
American Funds Blue Chip Income & Growth Class 2      1,494,976      (1,330,914)         164,062
American Funds Bond Class 2                           2,893,262      (1,488,616)       1,404,646
American Funds Cash Management Class 2                       --        (485,309)        (485,309)
American Funds Global Bond Class 2                      935,332        (481,909)         453,423
American Funds Global Discovery Class 2                  63,814        (194,352)        (130,538)
American Funds Global Growth Class 2                    868,644        (909,856)         (41,212)
American Funds Global Growth and Income Class 2       1,206,484        (700,041)         506,443
American Funds Global Small Capitalization Class 2      663,252        (622,285)          40,967
American Funds Growth Class 2                         1,243,086      (2,720,659)      (1,477,573)
American Funds Growth-Income Class 2                  2,293,003      (2,396,067)        (103,064)
American Funds High-Income Bond Class 2               2,567,691        (514,230)       2,053,461
American Funds International Class 2                  1,583,638      (1,238,472)         345,166
American Funds International Growth and Income
   Class 2                                              121,052         (86,142)          34,910
American Funds New World Class 2                        607,159        (590,640)          16,519
American Funds U.S. Government/AAA-Rated Securities
   Class 2                                            1,208,531      (1,061,221)         147,310
LVIP American Balanced Allocation Service Class              --          (1,065)          (1,065)
LVIP American Growth Allocation Service Class                --            (700)            (700)
LVIP American Income Allocation Service Class                --            (823)            (823)

                                                                       DIVIDENDS                      NET CHANGE      NET INCREASE
                                                                         FROM           TOTAL       IN UNREALIZED      (DECREASE)
                                                      NET REALIZED   NET REALIZED   NET REALIZED   APPRECIATION OR   IN NET ASSETS
                                                       GAIN (LOSS)     GAIN ON       GAIN (LOSS)    DEPRECIATION       RESULTING
SUBACCOUNT                                           ON INVESTMENTS  INVESTMENTS   ON INVESTMENTS  ON INVESTMENTS   FROM OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
American Funds Asset Allocation Class 2               $(1,137,519)     $     --     $(1,137,519)     $ 9,983,917     $  9,272,884
American Funds Blue Chip Income & Growth Class 2       (1,908,787)           --      (1,908,787)      10,473,078        8,728,353
American Funds Bond Class 2                               376,737            --         376,737        2,377,987        4,159,370
American Funds Cash Management Class 2                   (254,830)           --        (254,830)         149,724         (590,415)
American Funds Global Bond Class 2                        221,882            --         221,882          169,005          844,310
American Funds Global Discovery Class 2                   (40,218)           --         (40,218)       1,019,182          848,426
American Funds Global Growth Class 2                      144,430            --         144,430        5,724,802        5,828,020
American Funds Global Growth and Income Class 2          (855,575)           --        (855,575)       4,960,887        4,611,755
American Funds Global Small Capitalization Class 2       (459,220)           --        (459,220)       7,851,380        7,433,127
American Funds Growth Class 2                          (1,854,747)           --      (1,854,747)      30,665,522       27,333,202
American Funds Growth-Income Class 2                   (2,688,505)           --      (2,688,505)      17,558,339       14,766,770
American Funds High-Income Bond Class 2                   279,022            --         279,022        1,891,276        4,223,759
American Funds International Class 2                   (1,042,956)           --      (1,042,956)       5,153,109        4,455,319
American Funds International Growth and Income
   Class 2                                                  3,943       157,817         161,760          141,489          338,159
American Funds New World Class 2                          580,288            --         580,288        5,095,309        5,692,116
American Funds U.S. Government/AAA-Rated Securities
   Class 2                                                904,147       335,504       1,239,651          990,728        2,377,689
LVIP American Balanced Allocation Service Class               754            --             754           14,184           13,873
LVIP American Growth Allocation Service Class                   3            --               3           11,595           10,898
LVIP American Income Allocation Service Class                 (11)           --             (11)           5,698            4,864

See accompanying notes.

LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT H

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2009 AND 2010


                                                   AMERICAN      AMERICAN                    AMERICAN
                                                 FUNDS ASSET    FUNDS BLUE      AMERICAN    FUNDS CASH
                                                  ALLOCATION   CHIP INCOME &   FUNDS BOND   MANAGEMENT
                                                   CLASS 2    GROWTH CLASS 2     CLASS 2     CLASS 2
                                                  SUBACCOUNT    SUBACCOUNT     SUBACCOUNT   SUBACCOUNT
-------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                    $79,814,050   $63,448,349    $58,335,108  $ 61,547,970
Changes From Operations:
   - Net investment income (loss)                    727,255       415,247      1,382,463      (764,250)
   - Net realized gain (loss) on investments      (4,101,967)   (5,204,994)    (1,420,341)     (514,243)
   - Net change in unrealized appreciation or
      depreciation on investments                 20,105,146    21,634,648      7,298,132       245,636
                                                 -----------   -----------    -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                16,730,434    16,844,901      7,260,254    (1,032,857)
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            2,509,836     4,598,901      7,331,063     7,325,818
   - Contract withdrawals                         (6,599,529)   (4,276,735)    (6,240,834)   (8,109,971)
   - Contract transfers                             (200,268)    1,239,403     18,423,771   (21,931,953)
                                                 -----------   -----------    -----------  ------------
                                                  (4,289,961)    1,561,569     19,514,000   (22,716,106)
   Annuity Reserves:
   - Annuity payments                                     --            --             --            --
                                                 -----------   -----------    -----------  ------------
                                                          --            --             --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                         (4,289,961)    1,561,569     19,514,000   (22,716,106)
                                                 -----------   -----------    -----------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS           12,440,473    18,406,470     26,774,254   (23,748,963)
                                                 -----------   -----------    -----------  ------------
NET ASSETS AT DECEMBER 31, 2009                   92,254,523    81,854,819     85,109,362    37,799,007
Changes From Operations:
   - Net investment income (loss)                    426,486       164,062      1,404,646      (485,309)
   - Net realized gain (loss) on investments      (1,137,519)   (1,908,787)       376,737      (254,830)
   - Net change in unrealized appreciation or
      depreciation on investments                  9,983,917    10,473,078      2,377,987       149,724
                                                 -----------   -----------    -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 9,272,884     8,728,353      4,159,370      (590,415)
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            2,295,212     5,376,356      8,320,632     1,329,018
   - Contract withdrawals                         (7,601,819)   (5,591,506)    (6,537,117)   (6,251,199)
   - Contract transfers                           (1,997,282)    2,476,684      5,889,752    (3,648,064)
                                                 -----------   -----------    -----------  ------------
                                                  (7,303,889)    2,261,534      7,673,267    (8,570,245)
   Annuity Reserves:
   - Annuity payments                                     --            --             --            --
                                                 -----------   -----------    -----------  ------------
                                                          --            --             --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                         (7,303,889)    2,261,534      7,673,267    (8,570,245)
                                                 -----------   -----------    -----------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            1,968,995    10,989,887     11,832,637    (9,160,660)
                                                 -----------   -----------    -----------  ------------
NET ASSETS AT DECEMBER 31, 2010                  $94,223,518   $92,844,706    $96,941,999  $ 28,638,347
                                                 ===========   ===========    ===========  ============

                                                                                                             AMERICAN
                                                   AMERICAN      AMERICAN      AMERICAN       AMERICAN         FUNDS
                                                 FUNDS GLOBAL  FUNDS GLOBAL  FUNDS GLOBAL   FUNDS GLOBAL    GLOBAL SMALL
                                                     BOND        DISCOVERY      GROWTH       GROWTH AND    CAPITALIZATION
                                                    CLASS 2       CLASS 2       CLASS 2    INCOME CLASS 2     CLASS 2
                                                  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                    $14,343,109   $ 6,655,394   $41,557,580    $30,450,902     $22,335,889
Changes From Operations:
   - Net investment income (loss)                     30,213       (94,154)      (47,587)       373,453        (373,793)
   - Net realized gain (loss) on investments         (29,833)     (762,737)   (2,313,623)    (3,061,294)     (3,310,008)
   - Net change in unrealized appreciation or
      depreciation on investments                  1,272,593     4,441,233    18,723,379     14,296,656      16,857,444
                                                 -----------   -----------   -----------    -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 1,272,973     3,584,342    16,362,169     11,608,815      13,173,643
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            3,153,251       420,329     2,977,122      2,835,218       1,718,775
   - Contract withdrawals                           (727,683)     (535,184)   (2,808,223)    (1,773,033)     (1,934,261)
   - Contract transfers                            6,088,621     2,875,374       (26,915)     2,665,461       3,268,484
                                                 -----------   -----------   -----------    -----------     -----------
                                                   8,514,189     2,760,519       141,984      3,727,646       3,052,998
   Annuity Reserves:
   - Annuity payments                                     --            --            --             --              --
                                                 -----------   -----------   -----------    -----------     -----------
                                                          --            --            --             --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          8,514,189     2,760,519       141,984      3,727,646       3,052,998
                                                 -----------   -----------   -----------    -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            9,787,162     6,344,861    16,504,153     15,336,461      16,226,641
                                                 -----------   -----------   -----------    -----------     -----------
NET ASSETS AT DECEMBER 31, 2009                   24,130,271    13,000,255    58,061,733     45,787,363      38,562,530
Changes From Operations:
   - Net investment income (loss)                    453,423      (130,538)      (41,212)       506,443          40,967
   - Net realized gain (loss) on investments         221,882       (40,218)      144,430       (855,575)       (459,220)
   - Net change in unrealized appreciation or
      depreciation on investments                    169,005     1,019,182     5,724,802      4,960,887       7,851,380
                                                 -----------   -----------   -----------    -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   844,310       848,426     5,828,020      4,611,755       7,433,127
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            5,250,663       614,362     3,519,934      3,936,287       2,075,264
   - Contract withdrawals                         (1,700,146)     (787,493)   (2,929,634)    (2,620,680)     (2,274,081)
   - Contract transfers                            4,924,674      (605,999)     (845,044)       251,878        (201,371)
                                                 -----------   -----------   -----------    -----------     -----------
                                                   8,475,191      (779,130)     (254,744)     1,567,485        (400,188)
   Annuity Reserves:
   - Annuity payments                                     --            --            --             --              --
                                                 -----------   -----------   -----------    -----------     -----------
                                                          --            --            --             --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          8,475,191      (779,130)     (254,744)     1,567,485        (400,188)
                                                 -----------   -----------   -----------    -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            9,319,501        69,296     5,573,276      6,179,240       7,032,939
                                                 -----------   -----------   -----------    -----------     -----------
NET ASSETS AT DECEMBER 31, 2010                  $33,449,772   $13,069,551   $63,635,009    $51,966,603     $45,595,469
                                                 ===========   ===========   ===========    ===========     ===========


                                                   AMERICAN       AMERICAN      AMERICAN      AMERICAN
                                                    FUNDS          FUNDS          FUNDS         FUNDS
                                                    GROWTH     GROWTH-INCOME   HIGH-INCOME  INTERNATIONAL
                                                   CLASS 2        CLASS 2     BOND CLASS 2     CLASS 2
                                                  SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                    $106,078,459  $122,731,332   $21,382,325    $56,225,709
Changes From Operations:
   - Net investment income (loss)                  (1,136,337)      124,428     1,698,014        (18,683)
   - Net realized gain (loss) on investments       (7,735,690)   (8,152,679)   (1,461,230)    (4,335,411)
   - Net change in unrealized appreciation or
      depreciation on investments                  50,266,653    43,718,275     8,581,904     26,542,435
                                                 ------------  ------------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 41,394,626    35,690,024     8,818,688     22,188,341
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             9,507,373     7,273,987     1,327,270      4,625,312
   - Contract withdrawals                          (7,071,717)   (8,101,824)   (2,586,977)    (3,563,356)
   - Contract transfers                            10,683,504      (741,547)    4,223,280     (1,991,224)
                                                 ------------  ------------   -----------    -----------
                                                   13,119,160    (1,569,384)    2,963,573       (929,268)
   Annuity Reserves:
   - Annuity payments                                      --            --        (5,420)            --
                                                 ------------  ------------   -----------    -----------
                                                           --            --        (5,420)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          13,119,160    (1,569,384)    2,958,153       (929,268)
                                                 ------------  ------------   -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            54,513,786    34,120,640    11,776,841     21,259,073
                                                 ------------  ------------   -----------    -----------
NET ASSETS AT DECEMBER 31, 2009                   160,592,245   156,851,972    33,159,166     77,484,782
Changes From Operations:
   - Net investment income (loss)                  (1,477,573)     (103,064)    2,053,461        345,166
   - Net realized gain (loss) on investments       (1,854,747)   (2,688,505)      279,022     (1,042,956)
   - Net change in unrealized appreciation or
      depreciation on investments                  30,665,522    17,558,339     1,891,276      5,153,109
                                                 ------------  ------------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 27,333,202    14,766,770     4,223,759      4,455,319
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             9,169,950     6,922,747     1,779,080      4,405,752
   - Contract withdrawals                         (10,436,168)  (11,252,866)   (3,385,431)    (5,054,542)
   - Contract transfers                             4,202,367    (1,197,966)      606,589      1,409,069
                                                 ------------  ------------   -----------    -----------
                                                    2,936,149    (5,528,085)     (999,762)       760,279
   Annuity Reserves:
   - Annuity payments                                      --            --        (6,648)            --
                                                 ------------  ------------   -----------    -----------
                                                           --            --        (6,648)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           2,936,149    (5,528,085)   (1,006,410)       760,279
                                                 ------------  ------------   -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            30,269,351     9,238,685     3,217,349      5,215,598
                                                 ------------  ------------   -----------    -----------
NET ASSETS AT DECEMBER 31, 2010                  $190,861,596  $166,090,657   $36,376,515    $82,700,380
                                                 ============  ============   ===========    ===========

See accompanying notes.

                                                    AMERICAN                                           LVIP
                                                     FUNDS         AMERICAN     AMERICAN FUNDS       AMERICAN
                                                 INTERNATIONAL       FUNDS     U.S. GOVERNMENT/      BALANCED
                                                   GROWTH AND      NEW WORLD      AAA-RATED         ALLOCATION
                                                 INCOME CLASS 2     CLASS 2   SECURITIES CLASS 2  SERVICE CLASS
                                                   SUBACCOUNT     SUBACCOUNT      SUBACCOUNT        SUBACCOUNT
---------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                      $   75,282    $22,717,746      $49,800,556      $       --
Changes From Operations:
   - Net investment income (loss)                       9,505         12,570          538,033              --
   - Net realized gain (loss) on investments          142,243     (1,583,183)       1,024,910              --
   - Net change in unrealized appreciation or
      depreciation on investments                     341,996     12,238,755       (1,170,981)             --
                                                   ----------    -----------      -----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    493,744     10,668,142          391,962              --
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               987,478      2,022,799        6,476,789              --
   - Contract withdrawals                            (154,431)    (1,543,096)      (5,167,342)             --
   - Contract transfers                             1,966,629      2,206,636        2,423,721              --
                                                   ----------    -----------      -----------      ----------
                                                    2,799,676      2,686,339        3,733,168              --
   Annuity Reserves:
   - Annuity payments                                      --             --               --              --
                                                   ----------    -----------      -----------      ----------
                                                           --             --               --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           2,799,676      2,686,339        3,733,168              --
                                                   ----------    -----------      -----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             3,293,420     13,354,481        4,125,130              --
                                                   ----------    -----------      -----------      ----------
NET ASSETS AT DECEMBER 31, 2009                     3,368,702     36,072,227       53,925,686              --
Changes From Operations:
   - Net investment income (loss)                      34,910         16,519          147,310          (1,065)
   - Net realized gain (loss) on investments          161,760        580,288        1,239,651             754
   - Net change in unrealized appreciation or
      depreciation on investments                     141,489      5,095,309          990,728          14,184
                                                   ----------    -----------      -----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    338,159      5,692,116        2,377,689          13,873
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             1,623,421      2,919,839        6,361,053         690,465
   - Contract withdrawals                            (212,511)    (2,517,882)      (4,718,139)           (144)
   - Contract transfers                             1,301,861      1,584,713        9,041,053         626,967
                                                   ----------    -----------      -----------      ----------
                                                    2,712,771      1,986,670       10,683,967       1,317,288
   Annuity Reserves:
   - Annuity payments                                      --             --               --              --
                                                   ----------    -----------      -----------      ----------
                                                           --             --               --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           2,712,771      1,986,670       10,683,967       1,317,288
                                                   ----------    -----------      -----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             3,050,930      7,678,786       13,061,656       1,331,161
                                                   ----------    -----------      -----------      ----------
NET ASSETS AT DECEMBER 31, 2010                    $6,419,632    $43,751,013      $66,987,342      $1,331,161
                                                   ==========    ===========      ===========      ==========

                                                      LVIP           LVIP
                                                    AMERICAN       AMERICAN
                                                     GROWTH         INCOME
                                                   ALLOCATION     ALLOCATION
                                                 SERVICE CLASS  SERVICE CLASS
                                                   SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2009                     $       --      $     --
Changes From Operations:
   - Net investment income (loss)                         --            --
   - Net realized gain (loss) on investments              --            --
   - Net change in unrealized appreciation or
      depreciation on investments                         --            --
                                                  ----------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                        --            --
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   --            --
   - Contract withdrawals                                 --            --
   - Contract transfers                                   --            --
                                                  ----------      --------
                                                          --            --
   Annuity Reserves:
   - Annuity payments                                     --            --
                                                  ----------      --------
                                                          --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                 --            --
                                                  ----------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   --            --
                                                  ----------      --------
NET ASSETS AT DECEMBER 31, 2009                           --            --
Changes From Operations:
   - Net investment income (loss)                       (700)         (823)
   - Net realized gain (loss) on investments               3           (11)
   - Net change in unrealized appreciation or
      depreciation on investments                     11,595         5,698
                                                  ----------      --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    10,898         4,864
Change From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              834,117       686,956
   - Contract withdrawals                                 (3)       (6,041)
   - Contract transfers                              351,015       139,314
                                                  ----------      --------
                                                   1,185,129       820,229
   Annuity Reserves:
   - Annuity payments                                     --            --
                                                  ----------      --------
                                                          --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          1,185,129       820,229
                                                  ----------      --------
TOTAL INCREASE (DECREASE) IN NET ASSETS            1,196,027       825,093
                                                  ----------      --------
NET ASSETS AT DECEMBER 31, 2010                   $1,196,027      $825,093
                                                  ==========      ========

See accompanying notes.

LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT H

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010

1.   ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln Life & Annuity Variable Annuity Account H (the Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on June 1, 2000, are part of the operations of the Company. The Variable Account consists of six products as follows:

   -    American Legacy III

   -    American Legacy III C Share

   -    American Legacy III Plus

   -    American Legacy III View

   -    American Legacy Shareholder's Advantage

   -    American Legacy Design

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of nineteen mutual funds (the Funds) of two diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

American Funds Insurance Series (American Funds):
   American Funds Asset Allocation Class 2 Fund
   American Funds Blue Chip Income & Growth Class 2 Fund
   American Funds Bond Class 2 Fund
   American Funds Cash Management Class 2 Fund
   American Funds Global Bond Class 2 Fund
   American Funds Global Discovery Class 2 Fund
   American Funds Global Growth Class 2 Fund
   American Funds Global Growth and Income Class 2 Fund
   American Funds Global Small Capitalization Class 2 Fund
   American Funds Growth Class 2 Fund
   American Funds Growth-Income Class 2 Fund
   American Funds High-Income Bond Class 2 Fund
   American Funds International Class 2 Fund
   American Funds International Growth and Income Class 2 Fund
   American Funds New World Class 2 Fund
   American Funds U.S. Government/AAA-Rated Securities Class 2 Fund Lincoln Variable Insurance Products Trust (LVIP)*:
   LVIP American Balanced Allocation Service Class Fund
   LVIP American Growth Allocation Service Class Fund
   LVIP American Income Allocation Service Class Fund

*    Denotes an affiliate of the Company.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2010. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Standards Board Accounting Standards Codification (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

ANNUITY RESERVES: Reserves on contracts not involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state. Reserves on contracts involving life contingencies are calculated using a modification of the 1983a Individual Mortality Table and an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state.

INVESTMENT FUND CHANGES: During 2010, the LVIP American Balanced Allocation Service Class Fund, the LVIP American Growth Allocation Service Class Fund, and the LVIP American Income Allocation Service Class Fund became available as investment options for account contract owners. Accordingly, the 2010 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2010.

2.   MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The ranges of rates are as follows for the six contract types within the Variable Account:

- American Legacy III at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis)

- American Legacy III C-Share at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis)

- American Legacy III Plus at a daily rate of .0038356% to .0083562% (1.40% to 3.05% on an annual basis)

- American Legacy III View at a daily rate of .0038356% to .0086301% (1.40% to 3.15% on an annual basis)

- American Legacy Shareholder's Advantage at a daily rate of .0016438% to .0063014% (.60% to 2.30% on an annual basis)

- American Legacy Design at a daily rate of .0030137% to .0084932% (1.10% to 3.10% on an annual basis)

Proceeds retained from the sales of annuity contracts for contract charges and surrender charges for the years ended December 31, 2010 and 2009, amounted to $4,731,863 and $4,761,097, respectively.

For the Shareholder's Advantage product, a front-end load or sales charge is applied as a percentage (5.75% maximum) to all gross purchase payments. For the years ended December 31, 2010 and 2009, sales charges were $260,763 and $250,873, respectively.

The Company is responsible for all sales and general and administrative expenses applicable to the Variable Account.

3.   FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2010, follows:

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                               MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS ASSET ALLOCATION CLASS 2
            2010                  0.60%    2.85%   $ 1.36    $15.17    29,727,971  $ 94,223,518     9.35%     11.83%       1.97%
            2009                  0.60%    2.85%     1.23     13.62    34,027,287    92,254,523    20.56%     23.24%       2.37%
            2008                  0.60%    2.80%     1.01     11.10    37,899,464    79,814,050   -31.46%    -29.93%       2.51%
            2007                  0.60%    2.80%     1.45     15.92    44,038,015   120,680,130     3.87%      5.92%       2.27%
            2006                  0.60%    2.55%     1.38     14.67    44,661,524   100,231,577    11.89%     13.97%       2.45%
AMERICAN FUNDS BLUE CHIP INCOME & GROWTH CLASS 2
            2010                  0.60%    2.85%     1.05     14.77    27,091,441    92,844,706     9.17%     11.65%       1.77%
            2009                  0.60%    2.85%     0.95     13.28    28,589,448    81,854,819    24.44%     27.20%       2.18%
            2008                  0.60%    2.80%     0.75     10.49    30,968,039    63,448,349   -38.26%    -36.89%       2.18%
            2007                  0.60%    2.80%     1.21     16.70    32,495,663    89,813,546    -0.54%      1.42%       2.63%
            2006                  0.60%    2.55%     1.20     16.54    33,676,916    73,621,849    14.58%     16.71%       1.14%
AMERICAN FUNDS BOND CLASS 2
            2010                  0.60%    2.85%     1.31     12.47    23,534,563    96,941,999     3.51%      5.81%       3.06%
            2009                  0.60%    2.80%     1.25     11.84    23,285,311    85,109,362     9.50%     11.93%       3.51%
            2008                  0.60%    2.80%     1.13     10.62    21,171,141    58,335,108   -11.85%     -9.89%       5.85%
            2007                  0.60%    2.80%     1.27     11.84    21,980,959    56,460,365     0.73%      2.71%       8.07%
            2006                  0.60%    2.55%     1.25     11.58    20,644,245    42,984,794     4.71%      6.35%       3.79%
AMERICAN FUNDS CASH MANAGEMENT CLASS 2
            2010                  0.60%    2.80%     1.00     10.82     8,659,593    28,638,347    -3.11%     -0.95%       0.00%
            2009                  0.60%    2.80%     1.02     10.94    10,614,900    37,799,007    -3.09%     -0.93%       0.18%
            2008                  0.60%    2.80%     1.04     11.06    16,132,163    61,547,970    -0.82%      1.28%       1.93%
            2007                  0.60%    2.70%     1.04     10.93     8,756,223    33,241,269     1.99%      4.09%       8.20%
            2006                  0.60%    2.65%     1.01     10.52     3,309,805     7,820,599     2.57%      4.01%       1.82%
AMERICAN FUNDS GLOBAL BOND CLASS 2
            2010                  0.60%    2.85%    11.77     12.88     2,706,956    33,449,772     2.33%      4.60%       3.19%
            2009                  0.60%    2.80%    11.50     12.31     2,026,999    24,130,271     6.66%      9.04%       1.80%
            2008                  0.60%    2.80%    10.78     11.29     1,296,204    14,343,109     0.62%      2.86%       5.05%
            2007       1/11/07    0.60%    2.80%    10.71     10.98       528,879     5,743,161    -0.19%      9.22%       8.05%
AMERICAN FUNDS GLOBAL DISCOVERY CLASS 2
            2010                  0.60%    2.80%     1.32     13.69     2,467,183    13,069,551     7.11%      9.42%       0.53%
            2009                  0.60%    2.80%     1.21     12.52     2,910,878    13,000,255    47.11%     50.01%       0.61%
            2008                  0.60%    2.55%     0.82      8.31     2,391,225     6,655,394   -46.47%    -45.41%       0.77%
            2007                  0.60%    2.55%     1.52     19.60     2,646,187    12,323,788    14.38%     16.52%       1.09%
            2006                  0.60%    2.45%     1.31     17.04     2,323,988     7,234,646    14.91%     16.71%       1.06%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
            2010                  0.60%    2.85%     1.11     19.59    14,397,099    63,635,009     8.66%     11.08%       1.51%
            2009                  0.60%    2.80%     1.01     17.86    15,990,853    58,061,733    38.38%     41.45%       1.46%
            2008                  0.60%    2.80%     0.72     12.78    17,506,686    41,557,580   -40.09%    -38.76%       1.95%
            2007                  0.60%    2.80%     1.18     21.14    18,407,033    59,179,783    11.85%     14.16%       2.88%
            2006                  0.60%    2.65%     1.04     18.75    18,459,895    40,333,673    17.28%     19.71%       0.85%
AMERICAN FUNDS GLOBAL GROWTH AND INCOME CLASS 2
            2010                  0.60%    2.85%    10.44     11.58     4,687,742    51,966,603     8.64%     11.12%       2.66%
            2009                  0.60%    2.85%     9.61     10.42     4,545,543    45,787,363    35.80%     38.89%       2.60%
            2008                  0.60%    2.85%     7.09      7.51     4,158,350    30,450,902   -42.79%    -41.52%       2.31%
            2007                  0.60%    2.80%    12.56     12.83     3,002,247    37,949,595    10.49%     12.00%       2.41%
            2006       6/5/06     0.60%    2.55%    11.32     11.46     1,007,565    11,479,166     0.81%     17.58%       1.27%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
            2010                  0.60%    2.85%     1.38     25.96     7,884,041    45,595,469    18.98%     21.68%       1.68%
            2009                  0.60%    2.85%     1.14     21.61     8,710,600    38,562,530    56.77%     60.33%       0.30%
            2008                  0.60%    2.85%     0.72     13.64     9,080,618    22,335,889   -54.81%    -53.80%       0.00%
            2007                  0.60%    2.80%     1.57     29.91     9,955,787    45,429,099    18.49%     20.70%       2.97%
            2006                  0.60%    2.45%     1.31     25.09    10,452,089    31,235,545    21.42%     23.31%       0.45%

                                MINIMUM  MAXIMUM  MINIMUM   MAXIMUM                               MINIMUM    MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT       UNITS                     TOTAL      TOTAL      INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)  OUTSTANDING  NET ASSETS    RETURN(4)  RETURN(4)   RATIO(5)
---------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH CLASS 2
            2010                  0.60%    2.85%   $ 0.97    $17.22    43,591,768  $190,861,596    15.35%     17.97%      0.73%
            2009                  0.60%    2.85%     0.83     14.67    46,772,009   160,592,245    35.56%     38.58%      0.69%
            2008                  0.60%    2.80%     0.60     10.63    47,801,820   106,078,459   -45.52%    -44.31%      0.91%
            2007                  0.60%    2.80%     1.09     19.18    50,359,312   158,488,676     9.41%     11.68%      0.85%
            2006                  0.60%    2.65%     0.99     17.25    52,537,780   116,077,079     7.33%      9.56%      0.91%
AMERICAN FUNDS GROWTH-INCOME CLASS 2
            2010                  0.60%    2.85%     1.26     14.72    46,100,122   166,090,657     8.30%     10.76%      1.49%
            2009                  0.60%    2.85%     1.15     13.35    51,949,166   156,851,972    27.55%     30.46%      1.63%
            2008                  0.60%    2.85%     0.89     10.28    57,389,349   122,731,332   -39.57%    -38.22%      1.77%
            2007                  0.60%    2.80%     1.46     16.71    63,782,930   192,929,488     2.30%      4.41%      1.59%
            2006                  0.60%    2.65%     1.41     16.08    66,726,787   164,555,778    12.19%     14.51%      1.73%
AMERICAN FUNDS HIGH-INCOME BOND CLASS 2
            2010                  0.60%    2.85%     1.69     15.01     7,058,751    36,376,515    11.90%     14.38%      7.57%
            2009                  0.60%    2.80%     1.49     13.29     7,658,410    33,159,166    35.11%     38.11%      7.60%
            2008                  0.60%    2.80%     1.09      9.74     7,422,899    21,382,325   -25.94%    -24.29%      7.47%
            2007                  0.60%    2.80%     1.45     13.03     7,885,425    27,236,297    -1.17%      0.73%     11.96%
            2006                  0.60%    2.50%     1.46     13.10     8,001,873    21,575,622     8.24%      9.93%      5.88%
AMERICAN FUNDS INTERNATIONAL CLASS 2
            2010                  0.60%    2.85%     1.02     21.28    16,111,680    82,700,380     4.22%      6.59%      2.06%
            2009                  0.60%    2.85%     0.97     20.21    17,718,791    77,484,782    39.05%     42.22%      1.57%
            2008                  0.60%    2.85%     0.68     14.39    19,895,711    56,225,709   -43.72%    -42.47%      2.11%
            2007                  0.60%    2.80%     1.20     25.33    21,125,343    85,317,292    16.88%     19.30%      1.69%
            2006                  0.60%    2.65%     1.01     21.50    21,021,382    54,262,924    15.87%     18.27%      1.97%
AMERICAN FUNDS INTERNATIONAL GROWTH AND INCOME CLASS 2
            2010                  0.60%    2.85%    15.40     16.16       406,617     6,419,632     3.92%      6.28%      2.39%
            2009                  0.60%    2.85%    15.00     15.06       224,252     3,368,702    37.54%     38.09%      2.35%
            2008       11/25/08   1.40%    1.80%    10.90     10.91         6,903        75,282     0.78%     12.02%      0.07%
AMERICAN FUNDS NEW WORLD CLASS 2
            2010                  0.60%    2.85%     2.31     29.42     5,362,321    43,751,013    14.62%     17.17%      1.61%
            2009                  0.60%    2.80%     1.98     25.42     5,618,927    36,072,227    45.52%     48.76%      1.61%
            2008                  0.60%    2.80%     1.34     17.30     5,664,179    22,717,746   -43.97%    -42.72%      1.55%
            2007                  0.60%    2.80%     2.37     30.59     5,887,998    37,257,390    29.01%     31.42%      3.43%
            2006                  0.60%    2.45%     1.81     23.57     5,487,163    20,429,185    30.03%     31.80%      1.51%
AMERICAN FUNDS U.S. GOVERNMENT/AAA-RATED SECURITIES CLASS 2
            2010                  0.60%    2.85%     1.24     12.58    11,911,173    66,987,342     2.78%      5.11%      1.85%
            2009                  0.60%    2.85%     1.20     12.02    11,257,657    53,925,686    -0.33%      1.89%      2.61%
            2008                  0.60%    2.80%     1.18     11.85    11,975,842    49,800,556     4.66%      6.98%      3.63%
            2007                  0.60%    2.80%     1.12     11.13     8,905,914    23,069,620     3.91%      5.85%      8.04%
            2006                  0.60%    2.45%     1.07     10.56     7,542,447    13,906,481     1.75%      3.13%      3.89%
LVIP AMERICAN BALANCED ALLOCATION SERVICE CLASS
            2010       12/3/10    0.75%    1.65%    10.57     10.61       125,786     1,331,161     0.70%      1.06%      0.00%
LVIP AMERICAN GROWTH ALLOCATION SERVICE CLASS
            2010       12/3/10    0.75%    1.90%    10.66     10.72       111,980     1,196,027     0.81%      1.34%      0.00%
LVIP AMERICAN INCOME ALLOCATION SERVICE CLASS
            2010       12/3/10    0.75%    1.65%    10.35     10.39        79,629       825,093     0.55%      0.68%      0.00%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4.   PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2010:

                                                              AGGREGATE    AGGREGATE
                                                               COST OF      PROCEEDS
SUBACCOUNT                                                    PURCHASES    FROM SALES
-------------------------------------------------------------------------------------
American Funds Asset Allocation Class 2                      $ 6,097,765  $12,989,973
American Funds Blue Chip Income & Growth Class 2              10,884,598    8,440,408
American Funds Bond Class 2                                   20,688,784   11,479,285
American Funds Cash Management Class 2                        18,793,623   27,721,544
American Funds Global Bond Class 2                            14,632,531    5,633,069
American Funds Global Discovery Class 2                        5,058,918    6,014,062
American Funds Global Growth Class 2                           5,474,770    5,765,101
American Funds Global Growth and Income Class 2                9,138,699    7,078,517
American Funds Global Small Capitalization Class 2             8,532,227    8,871,521
American Funds Growth Class 2                                 18,928,924   17,421,995
American Funds Growth-Income Class 2                           8,414,853   13,982,437
American Funds High-Income Bond Class 2                       10,486,300    9,418,278
American Funds International Class 2                           7,707,964    6,545,558
American Funds International Growth and Income Class 2         3,659,696      721,029
American Funds New World Class 2                               9,325,323    7,322,465
American Funds U.S. Government/AAA-Rated Securities Class 2   44,087,792   32,794,038
LVIP American Balanced Allocation Service Class                1,410,088       93,815
LVIP American Growth Allocation Service Class                  1,184,872          393
LVIP American Income Allocation Service Class                    826,178        6,739

5.   INVESTMENTS

The following is a summary of investments owned at December 31, 2010:

                                                                           NET
                                                               SHARES     ASSET   FAIR VALUE
SUBACCOUNT                                                      OWNED     VALUE    OF SHARES   COST OF SHARES
-------------------------------------------------------------------------------------------------------------
American Funds Asset Allocation Class 2                       5,826,081  $16.17  $ 94,207,722   $ 92,201,559
American Funds Blue Chip Income & Growth Class 2             10,111,414    9.18    92,822,779     94,973,918
American Funds Bond Class 2                                   9,189,115   10.56    97,037,051     97,445,007
American Funds Cash Management Class 2                        2,543,680   11.28    28,692,712     28,905,872
American Funds Global Bond Class 2                            2,837,766   11.78    33,428,883     32,469,674
American Funds Global Discovery Class 2                       1,069,090   12.22    13,064,283     11,953,723
American Funds Global Growth Class 2                          2,962,452   21.48    63,633,464     57,677,855
American Funds Global Growth and Income Class 2               5,226,287    9.94    51,949,293     50,862,617
American Funds Global Small Capitalization Class 2            2,135,676   21.35    45,596,680     40,986,129
American Funds Growth Class 2                                 3,512,796   54.34   190,885,316    180,081,326
American Funds Growth-Income Class 2                          4,849,235   34.25   166,086,299    169,862,282

                                                                           NET
                                                               SHARES     ASSET   FAIR VALUE
SUBACCOUNT                                                      OWNED     VALUE    OF SHARES   COST OF SHARES
-------------------------------------------------------------------------------------------------------------
American Funds High-Income Bond Class 2                       3,283,732  $11.08  $ 36,383,751   $ 35,555,766
American Funds International Class 2                          4,599,009   17.98    82,690,179     83,243,022
American Funds International Growth and Income Class 2          420,511   15.21     6,395,977      5,907,665
American Funds New World Class 2                              1,894,795   23.09    43,750,823     36,902,160
American Funds U.S. Government/AAA-Rated Securities Class 2   5,363,748   12.49    66,993,214     65,827,231
LVIP American Balanced Allocation Service Class                 125,067   10.64     1,331,211      1,317,027
LVIP American Growth Allocation Service Class                   111,273   10.75     1,196,077      1,184,482
LVIP American Income Allocation Service Class                    79,141   10.43       825,126        819,428

6.   CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2010, is as follows:

                                                                UNITS       UNITS     NET INCREASE
SUBACCOUNT                                                     ISSUED      REDEEMED    (DECREASE)
--------------------------------------------------------------------------------------------------
American Funds Asset Allocation Class 2                       1,998,289   (6,297,605)  (4,299,316)
American Funds Blue Chip Income & Growth Class 2              3,785,449   (5,283,456)  (1,498,007)
American Funds Bond Class 2                                   5,877,498   (5,628,246)     249,252
American Funds Cash Management Class 2                        5,634,079   (7,589,386)  (1,955,307)
American Funds Global Bond Class 2                            1,603,613     (923,656)     679,957
American Funds Global Discovery Class 2                       1,463,635   (1,907,330)    (443,695)
American Funds Global Growth Class 2                          1,282,293   (2,876,047)  (1,593,754)
American Funds Global Growth and Income Class 2               1,299,079   (1,156,880)     142,199
American Funds Global Small Capitalization Class 2            2,016,282   (2,842,841)    (826,559)
American Funds Growth Class 2                                 5,550,198   (8,730,439)  (3,180,241)
American Funds Growth-Income Class 2                          2,657,270   (8,506,314)  (5,849,044)
American Funds High-Income Bond Class 2                       1,713,294   (2,312,953)    (599,659)
American Funds International Class 2                          1,715,595   (3,322,706)  (1,607,111)
American Funds International Growth and Income Class 2          309,338     (126,973)     182,365
American Funds New World Class 2                              1,583,163   (1,839,769)    (256,606)
American Funds U.S. Government/AAA-Rated Securities Class 2  11,125,208  (10,471,692)     653,516
LVIP American Balanced Allocation Service Class                 138,752      (12,966)     125,786
LVIP American Growth Allocation Service Class                   111,980           --      111,980
LVIP American Income Allocation Service Class                    80,213         (584)      79,629

The change in units outstanding for the year ended December 31, 2009, is as follows:

                                                                UNITS       UNITS     NET INCREASE
SUBACCOUNT                                                     ISSUED      REDEEMED    (DECREASE)
--------------------------------------------------------------------------------------------------
American Funds Asset Allocation Class 2                      2,484,002    (6,356,179)  (3,872,177)
American Funds Blue Chip Income & Growth Class 2             2,937,185    (5,315,776)  (2,378,591)
American Funds Bond Class 2                                  7,296,237    (5,182,067)   2,114,170
American Funds Cash Management Class 2                       7,571,107   (13,088,370)  (5,517,263)
American Funds Global Bond Class 2                           1,289,163      (558,368)     730,795
American Funds Global Discovery Class 2                      1,384,426      (864,773)     519,653
American Funds Global Growth Class 2                         1,667,148    (3,182,981)  (1,515,833)
American Funds Global Growth and Income Class 2              1,366,169      (978,976)     387,193
American Funds Global Small Capitalization Class 2           2,294,270    (2,664,288)    (370,018)
American Funds Growth Class 2                                6,765,055    (7,794,866)  (1,029,811)
American Funds Growth-Income Class 2                         4,046,505    (9,486,688)  (5,440,183)
American Funds High-Income Bond Class 2                      3,319,815    (3,084,304)     235,511
American Funds International Class 2                         2,031,090    (4,208,010)  (2,176,920)
American Funds International Growth and Income Class 2         285,869       (68,520)     217,349
American Funds New World Class 2                             1,472,890    (1,518,142)     (45,252)
American Funds U.S. Government/AAA-Rated Securities Class 2  5,018,625    (5,736,810)    (718,185)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of Lincoln Life & Annuity Company of New York
   and
Contract Owners of Lincoln Life & Annuity Variable Annuity Account H

We have audited the accompanying statements of assets and liabilities of Lincoln Life & Annuity Variable Annuity Account H ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2010, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, or for the sub-account operating for a portion of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2010, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life & Annuity Variable Annuity Account H at December 31, 2010, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Philadelphia, Pennsylvania

April 6, 2011